                                                                   EXHIBIT 10.51


                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


     This Intellectual Property Security Agreement is entered into as of April 9, 1999 by and between Silicon Valley Bank ("Bank") and Comps.com, Inc. ("Grantor").

                                    Recitals

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     Now, Therefore, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   Agreement

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan

Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     In Witness Whereof, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Grantor:                              Grantor:

9888 Carroll Centre Drive, Suite 100             Comps.com, Inc.,
San Diego, CA 92126                              a Delaware corporation

                                                 By: /s/ Christopher A. Crane
                                                     --------------------------
                                                 Name:   Christopher A. Crane
                                                     --------------------------

                                                 Title:  President and CEO
                                                      -------------------------

Address of Bank:                                 Bank:

3003 Tasman Drive                                Silicon Valley Bank
Santa Clara, CA 95054-1191
Attn: Mezzanine Finance, NC475

                                                 By: /s/ Laurita J. Hernandez
                                                     --------------------------

                                                 Name:  Laurita J. Hernandez
                                                     --------------------------

                                                 Title:  Vice President
                                                     -------------------------

                                   EXHIBIT A
                                   COPYRIGHTS

  No.         Title                     Physical      Name of           Date of     Date of       Eff. Date of      Limitation
                                        Description   Claimant           Creation   Publication    Registration     Claim

------------------------------------------------------------------------------------------------------------------------------------

4-182-197   Vacant Land Sales, Will     410 p.      Comps                 1995       10/15/95       12/26/95
            Co.,IL, 1/95-9/95                       Infosystems, Inc.
------------------------------------------------------------------------------------------------------------------------------------

4-201-814   Commercial & Industrial     280 p.      Comps                 1995       10/15/95       12/26/95
            building sales, the City                Infosystems, Inc.
            of Chicago, 1/95-9/95
------------------------------------------------------------------------------------------------------------------------------------

4-201-815   Commercial & Industrial      1 v.       Comps                 1995       10/15/95       12/26/95
            building sales, the City                Infosystems, Inc.
            of Chicago, year end 1994
------------------------------------------------------------------------------------------------------------------------------------

4-201-816   Vacant land sales, the      240 p.      Comps                 1995        1/15/95       12/26/95
            City of Chicago, year end               Infosystems, Inc.
            1994
------------------------------------------------------------------------------------------------------------------------------------

4-201-817   Vacant land sales, the      303 p.      Comps                 1995        1/15/95       12/26/95
            City of Chicago, 1/95-9/95              Infosystems, Inc.
------------------------------------------------------------------------------------------------------------------------------------

4-201-818   Vacant land sales-          133 p.      Comps                 1995       10/15/95       12/26/95
            sketches, Will Co., IL,                 Infosystems, Inc.
            year end 1994
------------------------------------------------------------------------------------------------------------------------------------

4-201-819   Commercial & industrial      62 p.      Comps                 1995       10/15/95       12/26/95
            building sales, Will Co.,               Infosystems, Inc.
            IL, 1/95-9/95
------------------------------------------------------------------------------------------------------------------------------------

4-201-820   Commercial & industrial     193 p.      Comps                 1995       10/15/95       12/26/95
            building sales, No. Cook                Infosystems, Inc.
            Co., IL, 1/95-9/95
------------------------------------------------------------------------------------------------------------------------------------

4-201-821   Vacant land sales, No.      118 p.      Comps                 1995        1/15/95       12/26/95
            Co., IL, 1/95-9/95                      Infosystems, Inc.
------------------------------------------------------------------------------------------------------------------------------------

4-201-822   Vacant land sales, So.      257 p.      Comps                 1995        1/15/95       12/26/95
            Co., IL, 1/95-9/95                      Infosystems, Inc.
------------------------------------------------------------------------------------------------------------------------------------

4-201-823   Vacant land sales, So.      239 p.      Comps                 1995        1/15/95       12/26/95
            Cook Co., IL, year end                  Infosystems, Inc.
------------------------------------------------------------------------------------------------------------------------------------

4-471-526   COMPSBase (group                        Comps                 1996       12/31/96        1/21/97
            registration for                        Infosystems, Inc.
            automated database,
            updates from
            1/1/96-9/30/96
------------------------------------------------------------------------------------------------------------------------------------

4-709-358   COMPSBase (group                        Comps                 1996       12/31/96       10/2/97
            registration for                        Infosystems, Inc.
            automated database,
            updates from
            10/1/96-12/31/96
------------------------------------------------------------------------------------------------------------------------------------

4-709-359   COMPSBase (group                        Comps                 1997       12/31/97       10/2/97
            registration for automated              Infosystems, Inc.
            database, updates from
            1/1/97-3/31/97
------------------------------------------------------------------------------------------------------------------------------------

4-709-360   COMPSBase (group                        Comps                 1997        9/30/97        1/20/98
            registration for automated              Infosystems, Inc.
            database, updates from
            7/1/97-9/30/97
------------------------------------------------------------------------------------------------------------------------------------

4-715-252   COMPSBase (group            2 computer   Comps                1997       12/31/97        2/2/98
            registration for             disk        Infosystems, Inc.
            automated database,
            updates from 10/1/97-
            12/31/97
------------------------------------------------------------------------------------------------------------------------------------

4-715-524   COMPSBase (group                         Comps                1997        6/30/97       10/2/97
            registration for automated               Infosystems, Inc.
            database, updates from
            4/1/97-6/30/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

u-682-577   Win Comps 2.0              computer        Comps                    1995                      3/25/96
                                       program         Infosystems, Inc.
------------------------------------------------------------------------------------------------------------------------------------

103104   Commercial & industrial                       Land Sales               1994         10/15/95
         building sales, So. Cook                      Resources, Inc.
         Co., IL, year end 1992                        (Comps Infosystems,
                                                       Inc.)
------------------------------------------------------------------------------------------------------------------------------------

115989   Vacant land sales data,                       Comps Infosystems,       1995          1/15/95
         Will Co., IL, year end 1994                   Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT B

                                    PATENTS



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                                     B - 1

                                   EXHIBIT C

                                   TRADEMARKS

       Mark Title          Application Number      Filing Date           Owner of Record          Assignment History
------------------------------------------------------------------------------------------------------------------------
COMPS                       75-451,196              March 16, 1998        COMPS
                                                                          INFOSYSTEMS, INC.
------------------------------------------------------------------------------------------------------------------------
COMPS                       75-440,873              February 26, 1998     COMPS
                                                                          INFOSYSTEMS, INC.
------------------------------------------------------------------------------------------------------------------------
E COMPS                     75-342,595              August 18, 1997       COMPS
                                                                          INFOSYSTEMS, INC.
------------------------------------------------------------------------------------------------------------------------
COMPS NET                    2,192,183              September 29, 1998    COMPS
                                                                          INFOSYSTEMS, INC.
------------------------------------------------------------------------------------------------------------------------
WINCOMPS                     2,047,151              March 25, 1997        COMPS                  Assigned to Venture
                                                                          INFOSYSTEMS, INC.      Lending & Leasing
------------------------------------------------------------------------------------------------------------------------
CALLCOMPS                    1,957,864              February 20, 1996     COMPS                  Assigned to Venture
                                                                          INFOSYSTEMS, INC.      Lending & Leasing
------------------------------------------------------------------------------------------------------------------------
COMPSLINK                    1,662,350              October 29, 1991      COMPS                  Assigned to Venture
                                                                          INFOSYSTEMS, INC.      Lending & Leasing
------------------------------------------------------------------------------------------------------------------------
COMPS                        1,653,036              August 6, 1991        COMPS                  Assigned to Venture
                                                                          INFOSYSTEMS, INC.      Lending & Leasing
------------------------------------------------------------------------------------------------------------------------
REALBID                      2,201,095              November 3, 1998      COMPS
                                                                          INFOSYSTEMS, INC.
------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT D

                                   MASKWORKS


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                                     D - 1